Long-term Deposit	12 Months Ended
Dec. 31, 2013
Long Term Deposit [Abstract]
Long-term Deposit
(10) Long-term Deposit

On January 20, 2008, Shandong Fuwei signed a “Letter of Intent of Joyinn Capital Increase and Share Expansion” (“LOI”) with Joyinn Hotel Investment & Management Co., Ltd. (“Joyinn”) and the Shareholder of Joyinn. Joyinn is a legal company of limited liability that registered on May 19, 2006 in Beijing, with registered capital of RMB50,000 (US$6,236).

According to the LOI, Shandong Fuwei deposited RMB 26,000 (half of the would-be added register capital of RMB52,000), to Joyinn as the prepayment as of June 30, 2008. The prepayment to Joyinn will be regarded as investment payment after all parties enter into the final capital increase and shares expansion agreement during the effective term of this LOI. A share pledging agreement was entered into subsequently on April 9, 2008 between Shandong Fuwei and Shandong Xinmeng Investment Co., Ltd (“Pledger”), which holds 97.6% shares of Joyinn. The Pledger agreed to pledge its 52% interest in Joyinn, as a guarantee to the prepayment on the newly increased register capital made by Shandong Fuwei to Joyinn. Based on the mutual supplementary agreement signed in June 2008, the prepayment was decreased by RMB5,000 and returned to the Company on June 18, 2008.

On June 23, 2009, Shandong Fuwei and the Pledger, the major shareholder of Joyinn, agreed that the Pledger would pledge another 19% of its interest in Joyinn in addition to the previous pledge of 52% interest in Joyinn as a guarantee to the prepayment on the newly increased register capital made by Shandong Fuwei to Joyinn. As a result, the Pledger’s percentage of pledged interest in Joyinn increased from 52% to 71%. In the year 2010, the Company impaired the deposit amount by RMB4,240 (US$681). The impairment was determined based on an independent appraisal study.

On July 14, 2009, Shandong Fuwei and Joyinn signed “Supplementary Agreement of Letter of Intent of Joyinn Capital Increase and Share Expansion” which extends the duration of former agreement to two (2) years that is, Fuwei has the option right to determine to continue or withdraw the investment prior to January 14, 2010, the expiration date of the agreement.

Upon the expiration of the Supplementary Agreement on January 14, 2010, Shandong Fuwei and the Pledger entered into an agreement pursuant to which the Pledger agreed to transfer a 71% interest in Joyinn to Shandong Fuwei. The transaction is subject to the approval of the authority body of both parties.

On March 9, 2012, Shandong Fuwei and the Pledger agreed that prior to the approval of the foregoing share transfer, all the related agreements and share pledge terms and conditions will remain in full force and effect.

The Pledger’s percentage of Joyinn was transferred to Weifang State-Owned Assets Operation Administration Company (the “Administration Company”) according to the court order. On December 10, 2012, Shandong Fuwei entered into a Share Pledge Agreement with the major shareholder of Joyinn – the Administration Company, in which the Administration Company agreed all the terms and conditions in LOI and its Supplementary Agreement. The Administration Company, as the new Pledger, agreed to increase the pledged interest by 16.8% to 87.8%.

As of December 31, 2013 and 2012 the total amount of the deposit was RMB16,760 (US$2,769) and RMB16,760, respectively.